PAINEWEBBER STRATEGIC INCOME FUND

                                                               SEMIANNUAL REPORT

================================================================================
    PAINEWEBBER
    STRATEGIC INCOME FUND


    INVESTMENT GOALS:
    Primarily, high level of current income; secondarily, capital appreciation

    ALLOCATION MANAGER:
    Dennis L. McCauley,
    Mitchell Hutchins Asset Management Inc.

    COMMENCEMENT:
    February 7, 1994
    (Classes A, B and C),
    February 17, 1998 (Class Y)

    DIVIDEND PAYMENTS:
    Monthly
================================================================================
                                                                   July 15, 2000

Dear Shareholder,

This letter and the accompanying financial statements represent the semiannual report for PaineWebber Strategic Income Fund (the "Fund") for the six-month period ended May 31, 2000.



MARKET REVIEW
================================================================================

[GRAPHIC OMITTED] During the six-month period ended May 31, 2000, the Federal Reserve (the "Fed") raised the federal funds rate one percent in response to a strong economy, falling unemployment and a booming stock market. Rising interest rates created difficult conditions for all sectors of the fixed income market. U.S. Treasurys fared the best, gaining 2.46% as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, achieved a slight gain of 1.38% for the period. Corporate bonds, mortgage-backed securities and high yield bonds all lost ground. The high-yield sector fared the worst, losing 2.34% as measured by the Merrill Lynch High Yield Master Index.

In mid-January the U.S. Treasury announced final plans to buy back Treasury debt in response to a current fiscal year surplus of about $200 billion. The size of the buyback--about $30 billion in calendar year 2000--surprised market participants. Moreover, remarks by Treasury officials indicated that they intended to reduce the supply of 30-year bonds and make the 10-year Treasury note the new long-maturity bellwether. The resulting surge in demand for 30-year Treasurys caused a drastic yield curve inversion, in which 10-year notes yielded more than 30-year Treasurys.

The market illiquidity engendered by January's yield-curve inversion plagued the spread sectors. Trading volume remained low. Investors sought to shed spread-sector overweights, and displayed a marked preference for higher credit quality. (Spread sectors include high-yield bonds, investment-grade corporate bonds and mortgage-backed securities, the yields of which are gauged by their relationship, or spread, to U.S. Treasurys.) Treasury Undersecretary Gary Gensler compounded the negative sentiment in the market when he challenged the market's assumption of an implied Government guarantee for agency debt. Credit quality became the pervasive theme for the period, and higher-rated debt generally outperformed lower-rated debt.

Bearish market sentiment began to lift toward the end of the period, as evidence mounted that the economy may be slowing. Market participants saw this as a sign that the Federal Reserve might be approaching the end of its cycle of interest-rate increases.

SEMIANNUAL REPORT                              PAINEWEBBER STRATEGIC INCOME FUND

PORTFOLIO REVIEW
================================================================================

[GRAPHIC OMITTED] AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                         6 MONTHS  1 YEAR  5 YEARS  INCEPTION(o)
--------------------------------------------------------------------------------
Before Deducting            Class A*      -3.36%   -3.38%   5.50%     4.23%
Maximum Sales Charge        Class B**     -3.80    -4.21    4.70      3.44
                            Class C+      -3.62    -3.90    4.95      3.70
                            Class Y++     -3.28    -3.09     N/A     -1.08
--------------------------------------------------------------------------------
After Deducting             Class A*      -7.27    -7.27    4.65      3.56
Maximum Sales Charge        Class B**     -8.46    -8.71    4.40      3.33
                            Class C+      -4.32    -4.58    4.95      3.70
                            Class Y++     -3.28    -3.09     N/A     -1.08
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index       1.38     2.11    5.97      5.65
Salomon Smith Barney World Government
  Bond Index                              -2.58    -1.05    2.79      4.89
Merrill Lynch High Yield Master Index     -2.34    -3.21    6.55      6.46
Lipper Multi-Sector Income Funds Median   -0.76    -0.32    5.72      4.22
--------------------------------------------------------------------------------

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains. Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

(o) Inception: since commencement of issuance on February 7, 1994 for Classes A, B and C shares and February 17, 1998 for Class Y shares. Index performance is shown as of inception of oldest share class.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

PORTFOLIO HIGHLIGHTS

The Fund trailed its peer group median and its benchmarks for the six-month period ended May 31, 2000. This underperformance was due to the Fund's high exposure to spread sectors in the United States, and within its global allocation, to the euro. We had weighted the Fund heavily toward high-yield bonds early in the reporting period in anticipation of a first-quarter rally--a generally predictable occurrence. The rally did not occur this year, and the Fund's high-yield exposure detracted from performance.

The Fund's exposure to the euro hurt absolute performance over the semiannual period. Prospects for euro appreciation looked good to us last fall. We believed the euro would appreciate based on an outlook for accelerating cyclical growth in Europe, a deteriorating U.S. current-account deficit and increasing volatility in the U.S. equity markets. Although each of these trends did develop in the first quarter, the euro weakened nevertheless.

We expect pressures on the euro to abate. Cyclically, Europe is recovering--its economy doesn't appear vulnerable to financial shocks nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and we believe it will recover.

PAINEWEBBER STRATEGIC INCOME FUND                              SEMIANNUAL REPORT

OUTLOOK
================================================================================

[GRAPHIC OMITTED] Although the Fed did not raise rates at its meeting on June 28, it did note that inflation remained a concern. The economy appears to be slowing, although it is unclear whether the slowdown will be sufficient to prevent another rate increase. However, we believe that any further Fed actions will impact the equities more seriously than bonds. While we think the economy will slow, we do not expect it to slip into recession. In such an environment we think the spread sectors stand a good chance to recover-- particularly the mortgage- backed sector, and to a lesser extent, the corporate sector.

The spread sectors have had to cope with a triple whammy of reduced Treasury supply, equity-market volatility and rising interest rates. We believe current valuations are extremely attractive, and these sectors are now displaying signs of stability. We remain hopeful that spreads can narrow in the periods ahead, which could benefit the Fund's holdings.

Looking to 2000 and beyond, we believe the next big opportunity for the Fund may be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this occurs, we anticipate increasing our global allocation. We believe that over time the euro will strengthen against the dollar. For now, we are keeping the Fund's exposure to the euro about the same.


PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                        5/31/00     11/30/99
--------------------------------------------------------------------------------
U.S. High Yield                                            39.1%        38.6%
U.S. Gov't/Investment-Grade Corporates                     34.9         42.9
Foreign/Emerging Markets                                   17.0         15.2
Cash & Equivalents                                          9.0          3.3
--------------------------------------------------------------------------------
Total                                                     100.0        100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

CHARACTERISTICS                                            5/31/00     11/30/99
--------------------------------------------------------------------------------
Weighted Average Duration                                  5.2 yrs       5.1 yrs
Weighted Average Maturity                                  8.4 yrs       8.5 yrs
Net Assets ($mm)                                             $90.3        $107.1
--------------------------------------------------------------------------------

SEMIANNUAL REPORT                              PAINEWEBBER STRATEGIC INCOME FUND

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber Strategic Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,



/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.



/s/ Dennis L. Mccauley                   /s/ James F. Keegan

DENNIS L. MCCAULEY                       JAMES F. KEEGAN
Chief Investment Officer-Fixed Income    Portfolio Manager, High-Yield Sector
Mitchell Hutchins Asset Management Inc.
Allocation Manager, PaineWebber
Strategic Income Fund



/s/ Nirmal Singh                         /s/ Stuart Waugh

NIRMAL SINGH                             STUART WAUGH
Portfolio Manager, U.S. Government and   Portfolio Manager, Foreign and Emerging
Investment Grade Sector                  Markets Sector



/s/ Julieanna M. Berry

JULIEANNA M. BERRY
Portfolio Manager,
U.S. Government and
Investment Grade Sector

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended May 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGIC INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                                                                        TOTAL RETURN(1)
                                        NET ASSET VALUE                      -----------------------------------
                             ------------------------------------               12 MONTHS           6 MONTHS
                              05/31/00     11/30/99     05/31/99             ENDED 05/31/00      ENDED 05/31/00
----------------------------------------------------------------------------------------------------------------
Class A Shares                  $7.95        $8.53        $8.84                 (3.38)%               (3.36)%
----------------------------------------------------------------------------------------------------------------
Class B Shares                   7.94         8.52         8.83                 (4.21)                (3.80)
----------------------------------------------------------------------------------------------------------------
Class C Shares                   7.94         8.52         8.83                 (3.90)                (3.62)
----------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES
                                   NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                      PAID FROM     TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED     DIVIDENDS PAID(2)  CAPITAL     RETURN(1)
----------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.56           --              $0.5792            --        (8.76)%
----------------------------------------------------------------------------------------------------------------------------
1995                             8.56            8.79           --               0.9392            --        14.12
----------------------------------------------------------------------------------------------------------------------------
1996                             8.79            9.34           --               0.6352            --        14.00
----------------------------------------------------------------------------------------------------------------------------
1997                             9.34            9.56           --               0.7116            --        10.32
----------------------------------------------------------------------------------------------------------------------------
1998                             9.56            8.95           --               0.7073            --         0.96
----------------------------------------------------------------------------------------------------------------------------
1999                             8.95            8.67           --               0.5688          $0.0536      3.98
----------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                8.67            7.95           --               0.2528            --        (5.48)
----------------------------------------------------------------------------------------------------------------------------
                                                        Total:  $0.0000         $4.3941          $0.0536
----------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:    29.95%
----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                   NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                      PAID FROM     TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED     DIVIDENDS PAID(2)  CAPITAL     RETURN(1)
----------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.55           --              $0.5242            --       (9.41)%
----------------------------------------------------------------------------------------------------------------------------
1995                             8.55            8.78           --               0.8733            --       13.29
----------------------------------------------------------------------------------------------------------------------------
1996                             8.78            9.33           --               0.5727            --       13.23
----------------------------------------------------------------------------------------------------------------------------
1997                             9.33            9.55           --               0.6386            --        9.48
----------------------------------------------------------------------------------------------------------------------------
1998                             9.55            8.94           --               0.6343            --        0.18
----------------------------------------------------------------------------------------------------------------------------
1999                             8.94            8.66           --               0.5047          $0.0476     3.16
----------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                8.66            7.94           --               0.2211            --       (5.84)
----------------------------------------------------------------------------------------------------------------------------
                                                        Total:  $0.0000         $3.9689          $0.0476
----------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:   23.81%
----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                             --------------------------     CAPITAL GAINS                      PAID FROM     TOTAL
PERIOD COVERED                BEGINNING        ENDING        DISTRIBUTED     DIVIDENDS PAID(2)  CAPITAL     RETURN(1)
----------------------------------------------------------------------------------------------------------------------------
2/07/94-12/31/94               $10.00           $8.56           --              $0.5424            --       (9.13)%
----------------------------------------------------------------------------------------------------------------------------
1995                             8.56            8.79           --               0.8951            --       13.56
----------------------------------------------------------------------------------------------------------------------------
1996                             8.79            9.33           --               0.5934            --       13.36
----------------------------------------------------------------------------------------------------------------------------
1997                             9.33            9.56           --               0.6638            --        9.89
----------------------------------------------------------------------------------------------------------------------------
1998                             9.56            8.94           --               0.6597            --        0.34
----------------------------------------------------------------------------------------------------------------------------
1999                             8.94            8.66           --               0.5263          $0.0496     3.43
----------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                8.66            7.94           --               0.2347            --       (5.69)
----------------------------------------------------------------------------------------------------------------------------
                                                        Total:  $0.0000         $4.1154          $0.0496
----------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/00:   25.83%
----------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

(2) Includes foreign exchange gain distributions, if any. The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN(1)

                                     % RETURN WITHOUT DEDUCTING                   % RETURN AFTER DEDUCTING
                                        MAXIMUM SALES CHARGE                        MAXIMUM SALES CHARGE
                            --------------------------------------------     -----------------------------------
CLASS                            A*              B**             C***             A*           B**       C***
----------------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/00   (1.44)%         (2.28)%         (2.08)%          (5.42)%      (6.87)%   (2.77)%
----------------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/00       5.81            5.01            5.29             4.96         4.71      5.29
----------------------------------------------------------------------------------------------------------------
Commencement of Operations
 Through 06/30/00               4.52            3.73            3.99             3.85         3.62      3.99

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 5 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance date is February 7, 1994 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended May 31, 2000 and since inception, February 17, 1998 through May 31, 2000, Class Y shares had a total return of (3.28)% and (2.45)%, respectively. For the twelve months ended June 30, 2000 and since inception through June 30, 2000, Class Y shares had an average annual total return of (1.37)% and (0.19)%, respectively.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND


PORTFOLIO OF INVESTMENTSMAY 31, 2000 (unaudited)

PRINCIPAL
 AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES              RATES           VALUE
--------                                                                              ---------          ---------      -----------
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--34.90%
U.S. GOVERNMENT OBLIGATIONS--2.01%
$   1,800   U.S. Treasury Bonds (cost--$1,848,395) ............................        08/15/27           6.375%        $ 1,819,688
                                                                                                                        -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.93%
    3,516   GNMA (cost--$3,711,690) ...........................................  06/15/17 to 11/15/17     8.000           3,548,714
                                                                                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.84%
    3,800   FNMA 15 year TBA ..................................................          TBA              6.500           3,606,436
    4,740   FNMA 30 year TBA ..................................................          TBA          6.000 to 7.000      4,371,721
                                                                                                                        -----------
Total Federal National Mortgage Association Certificates (cost--$7,919,331) ...                                           7,978,157
                                                                                                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--12.21%
    4,000   CS First Boston Mortgage Securities Corporation, Series 1997-C2,
            Class A2 ..........................................................        07/17/07           6.520           3,776,333
    1,000   DLJ Commercial Mortgage Corporation, Series 1998-CG1, Class A1B ...        05/10/08           6.410             914,481
    6,810   First Union Lehman Brothers Mortgage Trust, Series 1997-C2,
            Class A3 ..........................................................        12/18/07           6.650           6,332,235
                                                                                                                        -----------
Total Collateralized Mortgage Obligations (cost--$11,851,930) .................                                          11,023,049
                                                                                                                        -----------
CORPORATE OBLIGATIONS--7.91%
INSURANCE--2.18%
    2,000   Principal Financial Group** .......................................        08/15/09           8.200           1,967,800
                                                                                                                        -----------
TELECOMMUNICATIONS--2.16%
    2,000   Centaur Funding** .................................................        04/21/20           9.080           1,949,376
                                                                                                                        -----------
YANKEE--3.57%
    2,300   FUJI JGB Investment LLC** .........................................        06/30/08^          9.870           2,208,407
    1,000   HSBCCapital Funding LP** ..........................................        06/30/30^         10.176           1,006,603
                                                                                                                        -----------
                                                                                                                          3,215,010
                                                                                                                        -----------
Total Corporate Obligations (cost--$7,004,710) ................................                                           7,132,186
                                                                                                                        -----------
Total U.S. Government and Investment Grade Obligations (cost--$32,336,056)                                               31,501,794
                                                                                                                        -----------
GLOBAL DEBT SECURITIES--17.04%
BRAZIL--1.06%
    1,270   Federal Republic of Brazil ........................................        05/15/27          10.125             955,675
                                                                                                                        -----------
CANADA--3.38%
    4,385*  Government of Canada ..............................................        12/01/06           7.000           3,055,068
                                                                                                                        -----------
GERMANY--1.64%
    1,500*  Federal Republic of Germany .......................................        07/15/04           6.750           1,481,151
                                                                                                                        -----------
KOREA--0.28%
      255   Republic of Korea .................................................        04/15/08           8.875             255,638
                                                                                                                        -----------
MALAYSIA--0.95%
    1,030   Petroliam Nasional Berhad .........................................        10/15/26           7.625             859,432
                                                                                                                        -----------
MEXICO--4.40%
      850   United Mexican States .............................................        05/15/26          11.500             952,850
    3,082   United Mexican States DISC (1) ....................................        12/31/19       6.875 to 6.933a     3,014,581
                                                                                                                        -----------
                                                                                                                          3,967,431
                                                                                                                        -----------
PANAMA--0.62%
      613   Republic of Panama ................................................        04/01/29           9.375             559,975
                                                                                                                        -----------
POLAND--0.88%
    4,140*  Republic of Poland ................................................        06/12/04          10.000             791,263
                                                                                                                        -----------
TRINIDAD AND TOBAGO--1.12%
    1,000   Republic of Trinidad & Tobago .....................................        10/01/09           9.875           1,010,000
                                                                                                                        -----------
TURKEY--0.58%
      512   Republic of Turkey ................................................        11/05/04          11.875             525,440
                                                                                                                        -----------
UNITED KINGDOM--2.13%
    1,265*  United Kingdom Gilt ...............................................        12/07/03           6.500           1,920,591
                                                                                                                        -----------
Total Global Debt Securities (cost--$16,135,780) ..............................                                          15,381,664
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND

PRINCIPAL
 AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES              RATES           VALUE
--------                                                                              ---------          ---------      -----------
HIGH YIELD SECURITIES--39.11%
CORPORATE BONDS--38.20%
AUTOMOTIVE--0.76%
$     750   Lear Corporation ..................................................        05/15/05          7.960%         $   690,403
                                                                                                                        -----------
CABLE--4.23%
    1,750   Knology Holdings Incorporated .....................................        10/15/07          11.875+          1,085,000
    1,000   NTL Communications Corporation ....................................        10/01/08          11.500           1,005,000
    1,000   UIH Australia Pacific Incorporated ................................        05/15/06          14.000+            860,000
      950   United Pan-Europe Communications N.V ..............................        08/01/09          12.500+            441,750
    1,000   United Pan-Europe Communications N.V.** ...........................        11/01/09          13.375+            430,000
                                                                                                                        -----------
                                                                                                                          3,821,750
                                                                                                                        -----------
CHEMICALS--2.02%
      500   Avecia Group PLC ..................................................        07/01/09          11.000             492,500
      375   Huntsman ICI Chemicals LLC ........................................        07/01/09          10.125             365,625
    1,000   Lyondell Chemical Company .........................................        05/01/07      9.875 to 10.875        965,000
                                                                                      to 05/01/09                       -----------
                                                                                                                          1,823,125
                                                                                                                        -----------
COMMUNICATIONS--FIXED--11.11%
      750   Alestra S.A .......................................................        05/15/06          12.125             667,500
      750   Allegiance Telecom Incorporated ...................................        05/15/08          12.875             810,000
      700   Barak ITC .........................................................        11/15/07          12.500+            350,000
      620   Esprit Telecom Group PLC ..........................................        06/15/08          10.875             483,600
    1,000   Flag Telecom Holdings Limited** ...................................        03/30/10          11.625             920,000
    1,000   Global Crossing Holding Limited** .................................        11/15/09           9.500             940,000
      500   GlobeNet Communications Group .....................................        07/15/07          13.000             498,750
    1,000   Hyperion Telecommunications Incorporated ..........................        11/01/07          12.000             952,500
    1,000   Metromedia Fiber Network Incorporated .............................        11/15/08          10.000             952,500
      650   NEXTLINK Communications Incorporated ..............................        06/01/09          10.750             624,000
      750   Northeast Optic Network Incorporated ..............................        08/15/08          12.750             705,000
      750   Pathnet Incorporated ..............................................        04/15/08          12.250             442,500
      500   Tele1 Europe BV ...................................................        05/15/09          13.000             490,000
      500   Verio Incorporated ................................................        12/01/08          11.250             556,250
    1,250   Viatel Incorporated ...............................................        04/15/08          12.500+            637,500
                                                                                                                        -----------
                                                                                                                         10,030,100
                                                                                                                        -----------
COMMUNICATIONS--MOBILE--2.44%
    1,000   Nextel Communications Incorporated ................................        02/15/08           9.950+            690,000
      700   Nextel International Incorporated .................................        04/15/08          12.125+            434,000
    2,000   Spectrasite Holdings Incorporated .................................        04/15/09          11.250+          1,080,000
                                                                                                                        -----------
                                                                                                                          2,204,000
                                                                                                                        -----------
CONSUMER MANUFACTURING--0.45%
    1,000   Decora Industries Incorporated ....................................        05/01/05          11.000             410,000
                                                                                                                        -----------
ENERGY--2.71%
      250   Chesapeake Energy Corporation .....................................        05/01/05           9.625             238,750
      500   Key Energy Services Incorporated ..................................        01/15/09          14.000             540,000
      300   Orion Refining Corporation**(b) ...................................        11/15/04          10.000+            150,013
      500   Pioneer Natural Resources Company .................................        04/01/10           9.625             511,875
    1,000   R&B Falcon Corporation ............................................        12/15/08           9.500           1,000,000
                                                                                                                        -----------
                                                                                                                          2,440,638
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND

PRINCIPAL
 AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES              RATES           VALUE
--------                                                                              ---------          ---------      -----------
HIGH YIELD SECURITIES (continued)
CORPORATE BONDS (CONTINUED)
FINANCIAL SERVICES--0.66%
$     741   Airplanes Pass-Through Trust ......................................        03/15/19          10.875%        $   600,028
                                                                                                                        -----------
FOOD & BEVERAGE--1.09%
      343   Packaged Ice Incorporated .........................................        02/01/05           9.750             284,690
      750   Pantry Incorporated ...............................................        10/15/07          10.250             697,500
                                                                                                                        -----------
                                                                                                                            982,190
                                                                                                                        -----------
GAMING--0.82%
      750   MGM Grand Incorporated ............................................        06/01/07           9.750             742,500
                                                                                                                        -----------
GENERAL INDUSTRIAL--1.26%
      500   Aqua Chemical Incorporated ........................................        07/01/08          11.250             290,000
      275   J.B.Poindexter & Company Incorporated .............................        05/15/04          12.500             253,000
      750   SabreLiner Corporation** ..........................................        06/15/08          11.000             596,250
                                                                                                                        -----------
                                                                                                                          1,139,250
                                                                                                                        -----------
HEALTHCARE--0.75%
      750   Tenet Healthcare Corporation ......................................        12/01/08           8.125             673,125
                                                                                                                        -----------
MEDIA--0.24%
      936   Inter Act Systems Incorporated**(b)(2) ............................        08/01/03          14.000             215,337
                                                                                                                        -----------
METALS & MINING--1.56%
    1,000   Metal Management Incorporated .....................................        05/15/08          10.000             700,000
      750   National Steel Corporation ........................................        03/01/09           9.875             705,000
                                                                                                                        -----------
                                                                                                                          1,405,000
                                                                                                                        -----------
PAPER & PACKAGING--1.58%
      500   Packaging Corporation of America ..................................        04/01/09           9.625             488,750
    1,000   Tembec Industry Incorporated ......................................        06/30/09           8.625             937,500
                                                                                                                        -----------
                                                                                                                          1,426,250
                                                                                                                        -----------
RETAIL--1.32%
      550   Advance Holding Corporation .......................................        04/15/09          12.875+            209,000
      500   Advance Stores Company Incorporated ...............................        04/15/08          10.250             390,000
      750   Ames Department Stores Incorporated ...............................        04/15/06          10.000             592,500
                                                                                                                        -----------
                                                                                                                          1,191,500
                                                                                                                        -----------
SERVICE--1.59%
    1,000   Allied Waste North America Incorporated ...........................        08/01/09          10.000             790,000
      750   Atlantic Express Transportation Corporation .......................        02/01/04          10.750             645,000
                                                                                                                        -----------
                                                                                                                          1,435,000
                                                                                                                        -----------
TECHNOLOGY--1.21%
      500   ChipPac International Limited** ...................................        08/01/09          12.750             525,000
    1,000   Earthwatch Incorporated**(b)# .....................................        07/15/07          13.000+            570,000
                                                                                                                        -----------
                                                                                                                          1,095,000
                                                                                                                        -----------
TRANSPORTATION--1.58%
    1,000   Equimar Shipholdings Limited ......................................        07/01/07           9.875             360,000
      700   Stena AB ..........................................................        06/15/07           8.750             602,000
      750   TFM, S.A. de C.V ..................................................        06/15/09          11.750+            465,000
                                                                                                                        -----------
                                                                                                                          1,427,000
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND

PRINCIPAL
 AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES              RATES           VALUE
--------                                                                              ---------          ---------      -----------
HIGH YIELD SECURITIES (CONTINUED)
CORPORATE BONDS (CONCLUDED)
UTILITIES--0.82%
$     500   AES Corporation ...................................................        06/01/09           9.500%        $   481,270
      271   Panda Funding Corporation .........................................        08/20/12          11.625             257,564
                                                                                                                        -----------
                                                                                                                            738,834
                                                                                                                        -----------
Total Corporate Bonds (cost--$40,173,715) .....................................                                          34,491,030
                                                                                                                        -----------


  NUMBER OF
   SHARES
  --------
COMMON STOCKS(a)--0.38%
COMMUNICATIONS--FIXED--0.31%
    8,806   Tele1 Europe BV ....................................................................................            101,269
    7,400   Viatel Incorporated ................................................................................            184,537
                                                                                                                        -----------
                                                                                                                            285,806
                                                                                                                        -----------
SERVICE--0.07%
   37,075   Waste Systems International Incorporated(b) ........................................................             60,247
                                                                                                                        -----------
Total Common Stocks (cost--$185,952) ...........................................................................            346,053
                                                                                                                        -----------
PREFERRED STOCK--0.45%
ENERGY--0.01%
      164   Orion Refining Corporation(a)(b) ...................................................................              6,671
                                                                                                                        -----------
MEDIA--0.19%
    1,750   Inter Act Systems Incorporated**(a)(b) .............................................................            175,000
                                                                                                                        -----------
SERVICE--0.25%
      804   Waste Systems International Incorporated(a)(b) .....................................................            221,100
                                                                                                                        -----------
Total Preferred Stock (cost--$1,441,820) .......................................................................            402,771
                                                                                                                        -----------

  NUMBER OF
  WARRANTS
  ---------
WARRANTS(a)--0.08%
CABLE--0.03%
    2,000   Knology Holdings Incorporated ......................................................................              9,000
    1,000   UIH Australia Pacific Incorporated .................................................................             15,000
                                                                                                                        -----------
                                                                                                                             24,000
                                                                                                                        -----------
Communications--Fixed--0.01%
      750   Pathnet Incorporated ...............................................................................              7,500
                                                                                                                        -----------
Energy--0.03%
      500   Key Energy Services Incorporated ...................................................................             27,500
                                                                                                                        -----------
Financial Services--0.00%
      500   Olympic Financial Limited ..........................................................................                  0
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND

 NUMBER OF
  WARRANTS                                                                                                                 VALUE
  --------                                                                                                              ---------
HIGH YIELD SECURITIES (CONCLUDED)
WARRANTS (CONCLUDED)
MEDIA--0.01%
    1,750   Inter Act Electronic Marketing Incorporated(b) .....................................................        $        18
    1,750   Inter Act Systems Incorporated(b) ..................................................................              8,750
                                                                                                                        -----------
                                                                                                                              8,768
                                                                                                                        -----------
TECHNOLOGY--0.00%
    2,000   Electronic Retailing Systems International Incorporated ............................................              2,000
                                                                                                                        -----------
Total Warrants (cost--$50,741) .................................................................................             69,768
Total High Yield Securities (cost--$41,852,228) ................................................................         35,309,622

PRINCIPAL
 AMOUNT                                                                               MATURITY           INTEREST
  (000)                                                                                 DATES              RATES
--------                                                                              ---------          ---------
SHORT-TERM INVESTMENTS--14.38%
$  13,000   Federal Home Loan Bank Discount Notes (cost--$12,981,944) .........       06/09/00             6.250%@       12,981,944
                                                                                                                        -----------
REPURCHASE AGREEMENT--2.75%
    2,478   Repurchase Agreement dated 05/31/00 with SG Warburg collateralized by $2,330,000 U.S. Treasury Bonds, 7.250% due 05/15/16
              (value--$2,528,050); proceeds:$2,478,437 (cost--$2,478,000)             06/01/00             6.350          2,478,000
                                                                                                                        -----------
Total Investments (cost--$105,784,008)--108.18% ...............................                                          97,653,024
Liabilities in excess of other assets--(8.18)% ................................                                          (7,381,204)
                                                                                                                        -----------
Net Assets--100.00% ...........................................................                                         $90,271,820
                                                                                                                        ===========

-------

*     Stated in local currency.

** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.

+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rated at a designated future date.

++ Floating rate securities, the interest rates shown are the current rates as of May 31, 2000.

^ Maturity date shown is the callable date for perpetual rewriting securities.

@     Interest rates shown are discount rates at date of purchase.

(a)   Non-income producing

(b)   Illiquid securities representing 1.56% of net assets.

(1) With additional 4,745,000 recoverable rights attached maturing on June 30, 2003 with no market value.

(2)   Bond interest in default.

DISC  Discount Bonds.

TBA (To Be Assigned) Securities are purchased on a forward commitment with approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

PAINEWEBBER STRATEGIC INCOME FUND


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                    UNREALIZED
                     CONTRACT TO                     MATURITY      APPRECIATION
                       DELIVER     IN EXCHANGE FOR     DATES      (DEPRECIATION)
                    ---------      ---------------   --------     --------------
British Pounds ...    990,000       US$ 1,467,734    08/30/00       $ (16,859)
Euro .............  2,440,000       US$ 2,276,764    06/01/00             212
Polish Zloties ...  3,100,000       US$   671,926    06/08/00         (31,655)
U.S. Dollars .....  3,154,467       EUR 3,170,000    06/14/00        (194,208)
U.S.Dollars ......  7,556,785       EUR 8,155,000    08/01/00          82,572
U.S. Dollars .....    563,550       GBP   375,000    08/30/00          (1,204)
                                                                     --------
                                                                    $(161,142)
                                                                     ========
----------
Currency Type Abbreviation:
EUR--Euro
GBP--British Pounds
US$--United States Dollars

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2000 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$105,784,008) ........   $97,653,024
Cash ............................................................           773
Interest receivable .............................................     1,417,927
Receivable for shares of beneficial interest sold ...............        19,682
Unrealized appreciation on forward foreign currency contracts ...        82,784
Other assets ....................................................        97,843
                                                                    -----------
Total assets ....................................................    99,272,033
                                                                    -----------

LIABILITIES
Payable for investments purchased ...............................     7,919,331
Payable for shares of beneficial interest repurchased ...........       637,438
Unrealized depreciation on forward foreign currency contracts ...       243,926
Payable to affiliates ...........................................       100,912
Accrued expenses and other liabilities ..........................        98,606
                                                                    -----------
Total liabilities ...............................................     9,000,213
                                                                    -----------

NET ASSETS
Beneficial interest--$0.001 par value
  (unlimited amount authorized) .................................   114,979,746
Undistributed net investment income .............................       498,238
Accumulated net realized losses from investments
  and futures transactions ......................................   (16,957,143)
Net unrealized depreciation of investments,
  other assets, liabilities and forward contracts
  denominated in foreign currencies .............................    (8,249,021
                                                                    -----------
Net assets ......................................................   $90,271,820
                                                                    ===========

CLASS A:
Net assets ......................................................   $45,981,684
                                                                    -----------
Shares outstanding ..............................................     5,786,740
                                                                    -----------
Net asset and redemption value per share ........................         $7.95
                                                                          =====
Maximum offering price per share (net asset value
  plus sales charge of 4.00% of offering price) .................         $8.28
                                                                          =====

CLASS B:
Net assets ......................................................   $21,562,953
                                                                    -----------
Shares outstanding ..............................................     2,715,665
                                                                    -----------
Net asset value and offering price per share ....................         $7.94
                                                                          =====

CLASS C:
Net assets ......................................................   $21,812,926
                                                                    -----------
Shares outstanding ..............................................     2,746,840
                                                                    -----------
Net asset value and offering price per share ....................         $7.94
                                                                          =====

CLASS Y:
Net assets ......................................................   $   914,257
                                                                    -----------
Shares outstanding ..............................................       115,066
                                                                    -----------
Net asset value, offering price and redemption value per share ..         $7.95
                                                                          =====

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF OPERATIONS

                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                    MAY 31, 2000
                                                                     (UNAUDITED)
                                                                    -----------
INVESTMENT INCOME:
Interest ........................................................   $ 4,485,452
Dividends .......................................................       136,200
                                                                    -----------
                                                                      4,621,652
                                                                    -----------

EXPENSES:
Investment advisory and administration ..........................       377,219
Service fees--Class A ...........................................        58,187
Service and distribution fees--Class B ..........................       139,908
Service and distribution fees--Class C ..........................        93,853
Legal and audit .................................................        39,987
Transfer agency and service fees ................................        38,793
Reports and notices to shareholders .............................        35,326
Custody and accounting ..........................................        30,148
State registration ..............................................        26,564
Trustees' fees ..................................................         5,250
Other expenses ..................................................        17,703
                                                                    -----------
                                                                        862,938
Less: Fee waivers from adviser ..................................        (2,020)
                                                                    -----------
Net expenses ....................................................       860,918
                                                                    -----------

NET INVESTMENT INCOME ...........................................     3,760,734
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized gains (losses) from:
  Investment transactions .......................................    (5,657,934)
  Foreign currency transactions .................................    (1,479,872)
  Futures contracts .............................................       227,077
Net change in unrealized appreciation/depreciation of:
  Investments ...................................................      (252,588)
  Futures .......................................................       (12,187)
  Other assets, liabilities and forward contracts
    denominated in foreign currencies ...........................        54,081
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ...    (7,121,423)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $(3,360,689)
                                                                    ===========

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX    FOR THE YEAR
                                                   MONTHS ENDED        ENDED
                                                   MAY 31, 2000    NOVEMBER 30,
                                                    (UNAUDITED)        1999
                                                   ------------    ------------
FROM OPERATIONS:
Net investment income ..........................   $  3,760,734    $  7,864,639
Net realized losses from investment,
  purchased options, foreign currency,
  future contracts and written
  options transactions .........................     (6,910,729)     (2,355,907)
Net change in unrealized appreciation/
  depreciation of investments, other assets,
  liabilities and forward contracts
  denominated in foreign currencies ............       (210,694)     (4,255,551)
                                                   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations ....................     (3,360,689)      1,253,181
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment Income--Class A ............     (1,685,820)     (2,522,970)
From net investment Income--Class B ............       (874,064)     (2,467,340)
From net investment Income--Class C ............       (834,971)     (1,761,471)
From net investment Income--Class Y ............        (37,767)        (65,569)
From paid in capital--Class A ..................             --        (240,120)
From paid in capital--Class B ..................             --        (230,780)
From paid in capital--Class C ..................             --        (165,360)
From paid in capital--Class Y ..................             --          (6,270)
From foreign currency transactions--Class A ....             --        (168,623)
From foreign currency transactions--Class B ....             --        (220,118)
From foreign currency transactions--Class C ....             --        (145,985)
From foreign currency transactions--Class Y ....             --          (4,002)
                                                   ------------    ------------
Total dividends and distributions
  to shareholders ..............................     (3,432,622)     (7,998,608)
                                                   ------------    ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...........      8,548,466      33,578,632
Cost of shares repurchased .....................    (20,713,899)    (36,518,754)
Proceeds from dividends reinvested .............      2,115,582       4,893,143
                                                   ------------    ------------
Net increase (decrease) in net assets from
  beneficial interest transactions .............    (10,049,851)      1,953,021
                                                   ------------    ------------
Net decrease in net assets .....................    (16,843,162)     (4,792,406)

NET ASSETS:
Beginning of period ............................    107,114,982     111,907,388
                                                   ------------    ------------
End of period (including undistributed net
  investment income $498,238 and $170,126,
  respectively) ................................   $ 90,271,820    $107,114,982
                                                   ============    ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Strategic Income Fund (the "Fund") is a series of PaineWebber Securities Trust ("Trust"), which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks high levels of current income and, secondarily, capital appreciation by allocating its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds. Costs incurred by the Fund in connection with its organization have been deferred and amortized using the straight-line method over a sixty month period from the commencement of operations. The Trust currently offers another series of shares, PaineWebber Small Cap Fund, whose financial statements are not included herein.

     Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market value for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


     If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     FOREIGN CURRENCY TRANSLATION--The book and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the Fund's net assets including the market values of the Fund's investments are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

     FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contacts or (2) the Fund maintains cash, U.S. government securities or liquid debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded as unrealized gains or losses by the Fund. Realized gains and losses included net gains and losses recognized by the Fund on contracts which have matured.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


     FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

     Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contact is the contract value. The Fund primarily uses financial futures contracts to manage duration or for hedging purposes and not for leverage. However, imperfect correlations between futures contracts and portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

     WRITTEN OPTIONS--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. For the six months ended May 31, 2000, the Fund did not have any written option activity.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region. Mortgage securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of risk of prepayments. Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At May 31, 2000 the Fund owed Mitchell Hutchins $58,234 in investment advisory and administration fees. For the six months ended May 31, 2000, Mitchell Hutchins voluntarily waived $2,020 in investment advisory and administration fees from the Fund.

DISTRIBUTION PLANS

     Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At May 31, 2000, the Fund owed Mitchell Hutchins $42,678 in service and distribution fees.

     Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended May 31, 2000, it earned $89,561 in sales charges.

SECURITY LENDING

     The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended May 31, 2000, the Fund earned $23 for lending its securities and PaineWebber earned $8 as the Fund's lending agent. There were no securities out on loan on May 31, 2000.

BANK LINE OF CREDIT

     The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended May 31, 2000, the Fund did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


TRANSFER AGENCY RELATED SERVICE FEES

     PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the six months ended May 31, 2000, PaineWebber received from PFPC, Inc., approximately 46% of the total transfer agency and related services fees collected by PFPC.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at May 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At May 31, 2000, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess
       of value over cost) ................................    $ 1,191,304

     Gross depreciation (investments having an
       excess of cost over value) .........................     (9,322,288)
                                                               -----------
     Net unrealized depreciation of investments ...........    $(8,130,984)
                                                               ===========

     For the six months ended May 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

     Purchases ............................................    $80,848,131
     Sales ................................................    $96,310,366

FEDERAL INCOME TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At November 30, 1999, the Fund had a net capital loss carryforward of $10,029,452 that will expire between November 30, 2002 and November 30, 2007. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS (unaudited)


SHARES OF BENEFICIAL INTEREST

     There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                         CLASS A                    CLASS B                   CLASS C                 CLASS Y
                                ------------------------   -------------------------   ----------------------   -------------------
                                  SHARES        AMOUNT       SHARES         AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT
                                ----------   -----------   ----------    -----------   --------    ----------   -------    --------
FOR THE SIX MONTHS ENDED
  MAY 31, 2000:
Shares sold ..................     695,910   $ 5,899,128      203,083   $  1,713,584     94,993   $   805,873    15,207   $ 129,881
Shares repurchased ...........  (1,014,378)   (8,546,325)    (795,388)    (6,701,988)  (613,876)   (5,152,962)  (36,678)   (312,624)
Shares converted from
  Class B to Class A .........   1,207,709    10,366,178   (1,209,088)   (10,366,178)        --            --        --          --
Dividends reinvested .........     127,795     1,067,472       50,204        421,329     70,669       591,025     4,275      35,756
                                ----------   -----------   ----------   ------------   --------    ----------   -------    --------
Net increase (decrease) ......   1,017,036   $ 8,786,453   (1,751,189)  $(14,933,253)  (448,214)  $(3,756,064)  (17,196)  $(146,987)
                                ==========   ===========   ==========   ============   ========    ==========   =======    ========

                                         CLASS A                    CLASS B                   CLASS C                 CLASS Y
                                ------------------------   -------------------------   ----------------------   -------------------
                                  SHARES        AMOUNT       SHARES         AMOUNT      SHARES       AMOUNT     SHARES      AMOUNT
                                ----------   -----------   ----------    -----------   --------    ----------   -------    --------
FOR THE YEAR ENDED
  NOVEMBER 30, 1999:
Shares sold ..................   1,996,860   $17,702,363      986,007   $  8,732,830    683,008   $ 6,042,996   123,407   $1,100,443
Shares repurchased ...........  (1,687,473)  (14,905,284)  (1,388,164)   (12,199,690)  (983,441)   (8,649,572)  (85,432)   (764,208)
Shares converted from
  Class B to Class A .........     297,656     2,622,068     (298,015)    (2,622,068)        --            --        --          --
Dividends reinvested .........     212,937     1,868,492      169,428      1,488,996    166,528     1,463,623     8,203      72,032
                                ----------   -----------   ----------   ------------   --------    ----------   -------    --------
Net increase (decrease) ......     819,980   $ 7,287,639     (530,744)  $ (4,599,932)  (133,905)  $(1,142,953)   46,178   $ 408,267
                                ==========   ===========   ==========   ============   ========    ==========   =======    ========

PAINEWEBBER STRATEGIC INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                   CLASS A
                                                              --------------------------------------------------------------------
                                                                                                          FOR THE PERIOD
                                                                                                            FEBRUARY 1,
                                                               FOR THE SIX      FOR THE YEARS ENDED            1996       FOR THE
                                                              MONTHS ENDED           NOVEMBER 30,             THROUGH    YEAR ENDED
                                                              MAY 31, 2000   -----------------------------  NOVEMBER 30, JANUARY 31,
                                                               (UNAUDITED)    1999       1998        1997       1996        1996
                                                              ------------   -------    -------    -------    -------     -------
Net asset value, beginning of period ..........................  $  8.53     $  9.06    $  9.60    $  9.37    $  8.99     $  8.60
                                                                 -------     -------    -------    -------    -------     -------
Net investment income@ ........................................     0.34        0.61       0.64       0.74       0.57        0.67
Net realized and unrealized gains (losses)
   from investments, foreign currency,
   futures contracts and written options@ .....................    (0.62)      (0.48)     (0.48)      0.17       0.39        0.59
                                                                 -------     -------    -------    -------    -------     -------
Net increase (decrease) from investment operations ............    (0.28)       0.13       0.16       0.91       0.96        1.26
                                                                 -------     -------    -------    -------    -------     -------
Dividends from net investment income ..........................    (0.30)      (0.57)     (0.70)     (0.68)     (0.58)      (0.77)
Distributions from paid in capital ............................       --       (0.05)        --         --         --          --
Distributions from foreign currency transactions ..............       --       (0.04)        --         --         --       (0.10)
                                                                 -------     -------    -------    -------    -------     -------
Total dividend and distributions to shareholders ..............    (0.30)      (0.66)     (0.70)     (0.68)     (0.58)      (0.87)
                                                                             -------    -------    -------    -------     -------
Net asset value, end of period ................................  $  7.95     $  8.53    $  9.06    $  9.60    $  9.37     $  8.99
                                                                 -------     -------    -------    -------    -------     -------
Total investment return(1) ....................................    (3.36)%      1.56%      1.65%     10.04%     11.14%      15.27%
                                                                 -------     -------    -------    -------    -------     -------
Ratios/Supplemental data:
Net assets, end of period (000's) .............................  $45,982     $40,688    $35,778    $20,909    $ 9,944     $ 9,841
Expenses to average net assets after waivers
   from adviser(2) ............................................     1.38%*      1.30%      1.34%      1.65%      1.89%*      1.74%
Net investment income to average net assets
  after waivers from adviser(2) ...............................     7.86%*      7.45%      6.97%      7.35%      7.69%*      8.52%
Portfolio turnover ............................................       86%        226%       192%       140%       101%         91%

----------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, and 2.45% for Class B. During the six months ended May 31, 2000, and the year ended November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

                                 CLASS B
----------------------------------------------------------------------------
                                              FOR THE PERIOD
                                                FEBRUARY 1,
 FOR THE SIX      FOR THE YEARS ENDED              1996           FOR THE
MONTHS ENDED           NOVEMBER 30,               THROUGH       YEAR ENDED
MAY 31, 2000   -----------------------------    NOVEMBER 30,    JANUARY 31,
 (UNAUDITED)    1999       1998        1997         1996            1996
------------   -------    -------    -------      -------         -------
$  8.52        $  9.05     $  9.59     $  9.36      $  8.98        $  8.60
-------        -------     -------     -------      -------        -------
   0.28           0.54        0.56        0.67         0.51           0.60


  (0.59)         (0.47)      (0.47)       0.16         0.39           0.59
-------        -------     -------     -------      -------        -------
  (0.31)          0.07        0.09        0.83         0.90           1.19
-------        -------     -------     -------      -------        -------
  (0.27)         (0.51)      (0.63)      (0.60)       (0.52)         (0.71)
     --             --       (0.05)         --           --             --
     --          (0.04)         --          --           --          (0.10)
-------        -------     -------     -------      -------        -------
  (0.27)         (0.60)      (0.63)      (0.60)       (0.52)         (0.81)
-------        -------     -------     -------      -------        -------
$  7.94        $  8.52     $  9.05     $  9.59      $  9.36        $  8.98
=======        =======     =======     =======      =======        =======
  (3.80)%         0.76%       0.87%       9.20%       10.46%         14.37%
=======        =======     =======     =======      =======        =======

$21,563        $38,062     $45,217     $41,650      $37,249        $40,653

   2.15%*         2.08%       2.12%       2.43%        2.63%*         2.49%

   6.96%*         6.66%       5.98%       6.56%      6.93%*       7.77%
     86%           226%        192%        140%       101%          91%

PAINEWEBBER STRATEGIC INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                           CLASS C                                      CLASS Y
                                       ------------------------------------------------    --------------------------------------
                                                                                                                          FOR THE
                                                                                 FOR THE                                  PERIOD
                                                                                 PERIOD      FOR                          FEBRU-
                                                                               FEBRUARY 1,   THE    FOR THE    FOR THE    ARY 17
                                                                                  1996      YEAR   SIX MONTHS    YEAR      1998+
                                     FOR THE SIX         FOR THE YEARS          THROUGH     ENDED    ENDED      ENDED     THROUGH
                                    MONTHS ENDED      ENDED NOVEMBER 30,         NOVEM-     JANU-    MAY 31,    NOVEM-     NOVEM-
                                    MAY 31, 2000  --------------------------    BER 30,    ARY 31,    2000      BER 30,   BER 30,
                                     (UNAUDITED)    1999      1998      1997     1996       1996   (UNAUDITED)   1999      1998
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Net asset value, beginning of
  period ............................  $  8.52    $  9.05   $  9.59   $  9.37   $  8.98    $  8.60   $  8.53    $  9.05   $  9.72
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Net investment income@ ..............     0.31       0.57      0.59      0.70      0.53       0.62      0.34       0.63      0.56
Net realized and unrealized
  gains (losses) from investments,
  foreign currency, futures
  contracts and written options@ ....    (0.61)     (0.48)    (0.48)     0.15      0.40       0.59     (0.61)     (0.46)    (0.66)
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Net increase (decrease) from
  investment operations .............    (0.30)      0.09      0.11      0.85      0.93       1.21     (0.27)      0.17     (0.10)
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Dividends from net investment
  income ............................    (0.28)     (0.53)    (0.65)    (0.63)    (0.54)     (0.73)    (0.31)     (0.59)    (0.57)
Distribution from paid in capital ...       --      (0.05)       --        --        --         --        --      (0.06)       --
Distributions from foreign
  currency transactions .............       --      (0.04)       --        --        --      (0.10)       --      (0.04)       --
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Total dividend and distributions
  to shareholders ...................    (0.28)     (0.62)    (0.65)    (0.63)    (0.54)     (0.83)    (0.31)     (0.69)    (0.57)
                                       -------    -------   -------   -------   -------    -------   -------    -------   -------
Net asset value, end of period ......  $  7.94    $  8.52   $  9.05   $  9.59   $  9.37    $  8.98   $  7.95    $  8.53   $  9.05
                                       =======    =======   =======   =======   =======    =======   =======    =======   =======
Total investment return(1) ..........    (3.62)%     1.03%     1.14%     9.37%    10.80%     14.63%    (3.28)%     1.91%    (1.04)%
                                       =======    =======   =======   =======   =======    =======   =======    =======   =======
Ratios/Supplemental data:
Net assets, end of period (000's) ...  $21,813    $27,237   $30,133   $23,117   $17,101    $19,232   $   914    $ 1,128   $   779
Expenses to average net assets
  after waiver from adviser(2) ......     1.87%*     1.82%     1.86%     2.17%     2.38%*     2.24%     1.12%*     1.05%     1.07%*
Net investment income to average
  net assets after waiver from
  adviser(2) ........................     7.31%*     6.92%     6.24%     6.82%     7.19%*     8.03%     8.07%*     7.67%     7.26%*
Portfolio turnover rate .............       86%       226%      192%      140%      101%        91%       86%       226%      192%

----------

+    Commencement of operations.

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 2.18% for Class C shares. During the six months ended May 31, 2000 and the year ended November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

PAINEWEBBER STRATEGIC INCOME FUND


PAINEWEBBER STRATEGIC INCOME FUND


TRUSTEES

E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN
                                George W. Gowen

Margo N. Alexander              Frederic V. Malek

Richard Q. Armstrong            Carl W. Schafer

Richard R. Burt                 Brian M. Storms

Mary C. Farrell

OFFICERS

Margo N. Alexander              Nirmal Singh
PRESIDENT                       VICE PRESIDENT

Dianne E. O'Donnell             Stuart Waugh
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

Paul H. Schubert                James F. Keegan
VICE PRESIDENT AND TREASURER    VICE PRESIDENT

Dennis L. McCauley              Julieanna M. Berry
VICE PRESIDENT                  VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREOF.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDING FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS

o High Income Fund

o Investment Grade Income Fund

o Low Duration U.S. Government Income Fund

o Strategic Income Fund

o U.S. Government Income Fund

TAX-FREE BOND FUNDS

o California Tax-Free Income Fund

o Municipal High Income Fund

o National Tax-Free Income Fund

o New York Tax-Free Income Fund

STOCK FUNDS

o Enhanced S&P 500 Fund

o Enhanced Nasdaq-100 Fund

o Financial Services Growth Fund

o Growth Fund

o Growth and Income Fund

o Mid Cap Fund

o Small Cap Fund

o S&P 500 Index Fund

o Strategy Fund

o Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS

o Balanced Fund

o Tactical Allocation Fund

GLOBAL FUNDS

o Asia Pacific Growth Fund

o Emerging Markets Equity Fund

o Global Equity Fund

o Global Income Fund

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PaineWebber


================================================================================
STRATEGIC
INCOME
FUND

SEMIANNUAL REPORT

MAY 31, 2000

                                [PAINWEBBER LOGO]
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                               All Rights Reserved
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